                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        August 27, 2003
                                                --------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)

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

         NEW YORK                           1-5452                            15-0405700
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   (State or other jurisdiction             (Commission                   (I.R.S. Employer
         of incorporation)                 File Number)               Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                                   13421
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(Address of principal executive offices)                                (Zip Code)

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Registrant's telephone number, including area code   (315) 361-3000
                                                  -----------------------------

Former name or former address, if changed since last report            N/A
                                                           --------------------






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         EXHIBIT 99.1 Press Release dated August 27, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         On August 27, 2003, Oneida Ltd. issued a press release announcing its financial results for the fiscal quarter ended July 26, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information contained in this Form 8-K and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ONEIDA LTD.

                                         By: /s/ GREGG R. DENNY
                                             ------------------
                                                  Gregg R. Denny
                                                  Chief Financial Officer

Dated: August 27, 2003


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